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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

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                                  EXHIBITS
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                     REGISTRATION STATEMENT ON FORM S-8

                     CYPRESS SEMICONDUCTOR CORPORATION










































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                              INDEX TO EXHIBITS


   Exhibit No.                             Description
_________________ _____________________________________________________________


   4.1 Employee Stock Purchase Plan (and form of agreement thereunder).

   5.1            Opinion of Wilson Sonsini Goodrich & Rosati,
                  Professional Corporation, counsel to the Registrant.

   23.1           Consent of PricewaterhouseCoopers LLP, Independent
                  Accountants.

   23.2           Consent of Wilson Sonsini Goodrich & Rosati,
                  Professional Corporation, counsel to the Registrant (contained in Exhibit 5.1).

   24.1           Power of Attorney (see p.9).